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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 14, 1999
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)

       Tennessee                                               1-4682
(State or Other Jurisdiction                         (Commission File Number)
    of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)

      8155 T&B Boulevard
      Memphis, Tennessee                                       38125
     (Address of Principal                                   (ZIP Code)
      Executive Offices)

               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000


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ITEM 5.           OTHER EVENTS

         On June 14, 1999, Thomas & Betts Corporation (the "Registrant") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, updated information regarding its pending merger with AFC Cable Systems, Inc.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

         20       Press Release of the Registrant dated June 14, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Thomas & Betts Corporation
                                       (Registrant)

                                       By: /s/ Jerry Kronenberg
                                          ------------------------------------
                                                Jerry Kronenberg
                                       Title:   Vice President-General Counsel
                                                and Secretary

Date:  June 15, 1999

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                                  EXHIBIT INDEX

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       Exhibit                          Description of Exhibits
       -------                          -----------------------
         20              Press Release of the Registrant dated June 14, 1999.


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